UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2009

REGIONS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	000-50831	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 FIFTH AVENUE NORTH

BIRMINGHAM, ALABAMA 35203

(Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (205) 944-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2009, Regions Financial Corporation (“Regions”) granted performance-vested stock options and performance-vested restricted stock to certain of its officers and key employees under various of its incentive plans. Award recipients included C. Dowd Ritter, Chairman, President and Chief Executive Officer, O.B. Grayson Hall, Jr., Vice Chairman and Head of General Banking Group, David B. Edmonds, Senior Executive Vice President and Head of Human Resources Group, Irene M. Esteves, Chief Financial Officer and Senior Executive Vice President and William C. Wells, II, Senior Executive Vice President, Chief Risk Officer and Head of Risk Management Group.

The grants were made under the AmSouth Bancorporation 2006 Long Term Incentive Compensation Plan and the Regions Financial Corporation 2006 Long Term Incentive Plan. While not the only vesting provision, the performance-vesting provisions of the stock option and restricted stock agreements require the attainment of certain share price hurdles in addition to service requirements as follows:

The stock options will vest, if at all, subject to the achievement of the following conditions:

•	1/3 of the grant will vest after 1 year and upon the achievement of a share price increase of 25% from the grant price, which can be met at any time during the full term of the option;

•	1/3 of the grant will vest after 2 years and upon the achievement of a share price increase of 33% from the grant price, which can be met at any time during the full term of the option; and

•	1/3 of the grant will vest after 3 years and upon the achievement of a share price increase of 50% from the grant price, which can be met at any time during the full term of the option.

The restricted stock will vest, if at all, subject to the achievement of the following conditions:

•	1/3 of the grant will vest provided Regions average stock price is 125% of the price on the date of grant during any 90 day period between February 24, 2012 and February 24, 2013;

•	1/3 of the grant will vest provided Regions average stock price is 133% of the price on the date of grant during any 90 day period between February 24, 2012 and February 24, 2013; and

•	1/3 of the grant will vest provided Regions average stock price is 150% of the price on the date of grant during any 90 day period between February 24, 2012 and February 24, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:	/s/ John D. Buchanan
Name:	John D. Buchanan
Title:	Senior Executive Vice President, General Counsel and Corporate Secretary

Date: March 2, 2009